2

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K/A


                         Amendment No. 1


         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (date of event reported):  September 29, 1997.



                HEADWAY CORPORATE RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-23170

               DELAWARE                        75-2134871
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     850 Third Avenue, 11th Floor
             New York, NY                         10022
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (212) 508-3560


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      On or about October 14, 1997, Headway Corporate Resources, Inc. ("Company"), filed a current report on Form 8-K reporting that the Company acquired on September 29, 1997, substantially all the assets of Quality OutSourcing, Inc. ("QOS"), a New Jersey corporation engaged in the business of offering temporary staffing services. This amendment to that report is filed for the purpose of presenting the pro forma financial information required by Item 7(b).

Pro Forma Financial Information

Balance Sheet.  Included with this amendment beginning on page P-
2  is  the pro forma condensed combined balance sheet as of  June
30, 1997, giving effect to the acquisition of QOS.

Income Statements. Included with this amendment beginning on page P-3 are the pro forma condensed combined statements of operations of the Company for the year ended December 31, 1996, and the six months ended June 30, 1997, giving effect to the acquisition of QOS.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADWAY CORPORATE RESOURCES, INC.

DATED:  November 14, 1997     By: (Signature)
                                  Barry Roseman
                                  President

                Headway Corporate Resources, Inc.

   Pro Forma Unaudited Condensed Combined Financial Statements


The following pro forma condensed combined balance sheet as of June 30, 1997 and the pro forma condensed combined statements of operations for the year ended December 31, 1996, and the six months ended June 30, 1997 give effect to Headway Corporate Resources, Inc. ("Headway" or the "Company") acquiring, through a wholly-owned subsidiary, substantially all the assets of Quality Outsourcing, Inc. ("QOS").

On or about April 14, 1997, the Company filed current report on Form 8-K reporting that on March 31, 1997 the Company acquired substantially all of the assets of Advanced Staffing Solutions, Inc. ("Advanced").

On or about August 6, 1997 the Company filed a current report on Form 8-K reporting that on July 28, 1997, the Company acquired substantially all of the assets of Administrative Sales Associates Temporaries, Inc. and Administrative Sales Associates, Inc. (collectively referred to as "ASA").

The pro forma information is based on the historical financial statements of the Company, Advanced, ASA and QOS giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The  historical balance sheet of the Company as of June 30,  1997 includes Advanced. The pro forma condensed combined balance sheet as of June 30, 1997 gives effect to the ASA and QOS acquisitions as if it occurred on June 30, 1997.

The pro forma condensed combined statement of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 give effect to the acquisitions as if they occurred at the beginning of the respective periods presented.

The pro forma condensed combined financial statements have been prepared by the Company's management based upon the historical financial statements of the Company, Advanced, ASA and QOS These pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the acquisitions and related financing had been in effect on the dates indicated. The pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes contained in the Company's annual report on Form 10KSB, the Company's quarterly reports on Form 10QSB, the historical financial statements of Advanced contained in the Form 8-K dated March 31, 1997, the historical financial statements of ASA contained in the Company's Form 8-K dated July 28, 1997, and the historical financial statements of QOS contained in the Company's Form 8-K dated September 29, 1997.

                  Headway Corporate Resources, Inc.
       Pro Forma Condensed Combined Balance Sheet (Unaudited)
                         As of June 30, 1997
    (In Thousands of Dollars, except Share and Per Share Amounts)


                              Historical
                     Headway                Pro Forma Adjustments   Pro Forma
                  Consolidated   ASA   QOS     Debit       Credit   Combined

Assets
Cash and cash
 equivalents        $  3,393   $1,019 $  44   $    -     $  175 (12) $ 2,898
                                                   -        125 (13)
                                                          1,019 (14)
                                                             95 (20)
                                                            100 (21)
                                                             44 (22)
Accounts
 receivable (net)     17,378    3,399   691               3,399 (14)  17,378
                                                            691 (22)
Other current assets   1,285      152    37                 152 (14)   1,285
                                                             37 (22)
Total current assets  22,056    4,570   772        -      5,837       21,561

Property and
 equipment, net        2,544       23     -        -          3 (14)   2,564
Intangibles, net      17,973        -     -    5,106 (12)     -       24,109
                                               1,030 (20)
Investments            1,945        -     -                            1,945

Deferred financing
 costs                 2,712        -            125 (13)     -        2,937
                                                 100 (21)
Other assets           2,140       12    51        -         12 (14)   2,140
                                                             51 (22)
Total assets         $49,370   $4,605  $823   $6,361     $5,903      $55,256

Liabilities and equity
Liabilities:
Notes payable and
 line of credit
 -current            $ 9,743   $    6  $175   $    6 (14)$  775 (12) $10,518
                                                 175 (22)
Accrued payroll        5,639      452     -      452 (14)     -        5,639
Other current
 liabilities           4,795      932    38      932 (14)     -        4,795
                                                  38 (22)
Total current
 liabilities          20,177    1,390   213    1,603        775       20,952

Long-term
 liabilities          13,376        -   465      465 (22) 3,676 (12)  17,987
                                                            935 (20)
Equity:
Preferred stocks       2,000        -     -        -          -        2,000
Common stock               1        7    10        7 (14)     -            1
                                                  10 (22)
Additional paid-in
 capital              11,484        -     -        -        500 (12)  11,984

Cumulative translation
 adjustment               82        -     -        -          -           82
Notes receivable
 -preferred stock       (390)       -     -        -          -         (390)
Retained earnings      2,640    3,208   135    3,208 (14)     -        2,640
                                                 135 (22)
Total equity          15,817    3,215   145    3,360        500       16,317
Total liabilities
 and equity          $49,370   $4,605  $823   $5,428     $5,886      $55,256

                  Headway Corporate Resources, Inc.
  Pro Forma Condensed Combined Statement of Operations (Unaudited)
                   Six months ended June 30, 1997
    (In Thousands of Dollars, except Share and Per Share Amounts)

                               Historical
                  Headway                       Pro Forma Adjustments Pro Forma
               Consolidated Advanced* ASA    QOS    Debit    Credit   Combined

Revenue:
Human resource
 management      $56,252    $ 780    $9,146 $4,164  $435 (18) $  -      $69,907
Advisory services  1,860        -         -      -     -         -        1,860
Total revenue     58,112      780     9,146  4,164   435         -       71,767

Direct costs of
 human resource
 management       38,586       29     6,527  3,388     -       345 (18)  48,185

License fee            -      246 (6)     -            -         -          246

Other operating
 expenses         15,742      474     1,346    529    80 (3)    81 (18)  18,243
                                                     127 (10)
                                                      26 (17)
Operating income   3,784       31     1,273    247   668       426        5,093

Interest and other
 expenses (income),
 net                                                  89 (1)
                                                      17 (2)
                                                     192 (8)
                                                      13 (9)
                                                       7 (16)
                    (142)       5        14    38     21 (15)   -           254
Income before
 income taxes      3,926       26     1,259   209  1,007      426         4,839

Provision for
 income taxes      1,581        -       126     -    300 (11)  64 (5)     2,010
                                                      67 (19)
Net income         2,345       26     1,133   209  1,374      490         2,829

Preferred dividend
 requirements        (83)       -         -     -      -        -           (83)
Net income
 available for
 common
 stockholders     $2,262    $  26    $1,133  $209 $1,374     $490        $2,746

Primary net income
 per common and
 common equivalent
 share              $.28                                                   $.33

Fully diluted net
 income per common and
 common equivalent
 share              $.24                                                   $.28

Average common and
 common equivalent
 shares outstanding:
   Primary         8,161,797                                          8,282,863
   Fully diluted   9,917,178                                         10,038,244

* Represents statement of operations of Advanced for the period January 1, 1997 to March 31, 1997. On March 31, 1997, substantially
all the assets of Advanced were  acquired  by  Headway   and,
accordingly, the consolidated results of operations of Headway include the results of operations of Advanced from April 1, 1997 through June 30, 1997.

                  Headway Corporate Resources, Inc.
  Pro Forma Condensed Combined Statement of Operations (Unaudited)
                    Year ended December 31, 1996
    (In Thousands of Dollars, except Share and Per Share Amounts)


                             Historical
                                                        Pro Forma        Pro
                  Headway                              Adjustments      Forma
               Consolidated Advanced   ASA    QOS    Debit     Credit  Combined


Revenue:
 Human resource
  management      $53,389  $3,079   $17,939 $7,836 $  982(18) $    -    $81,261
 Advisory services  3,808       -         -      -      -          -      3,808
Total revenue      57,197   3,079    17,939  7,836    982          -     85,069

Direct costs of
 human resource
 management        29,703     170    13,580  6,257      -        752(18) 48,958
License fee             -     926(6)      -      -      -          -        926
Stock compensation      -     850(7)      -      -      -          -        850
Other operating
 expenses                                             318(3)     425(4)
                                                      255(10)
                   24,551   2,127     2,994    992     52(17)    189(18) 30,675
Operating income
 (loss)             2,943    (994)    1,365    587  1,607      1,366      3,660

Interest and other
 expenses                                             352(1)
                                                       66(2)
                                                      379(8)
                                                       25(9)
                                                       82(15)
                    1,061      16        41     39     14(16)      -      2,075
Income (loss) before
 income taxes       1,882  (1,010)    1,324    548  2,525      1,366      1,585

Provision for
 income taxes         700       -       145      -    161(11)    528(5)     643
                                                      165(19)
Net income (loss)   1,182  (1,010)    1,179    548  2,851      1,894        942

Deemed dividend on
 preferred stock   (1,470)      -         -      -      -          -     (1,470)

Preferred dividend
 requirements        (276)      -         -      -      -          -       (276)
Net (loss) available
 for common
 stockholders     $ (564) $(1,010)  $1,179    $548 $2,851     $1,894      $(804)

Primary net (loss)
 per common and
 common equivalent
 share              $(.08)                                               $(.12)

Average common and
 common equivalent
 shares outstanding:
  Primary           6,643,326                                         6,764,392

              Headway Corporate Resources, Inc.

            Notes to Pro Forma Condensed Combined
              Financial Statements (Unaudited)


Advanced
1) To record interest expense on borrowings to finance the acquisition at an assumed rate of 8.87% for the three months ended March 31, 1997 (date acquired by Headway) and 8.79% for the year ended December 31, 1996.
2)   To  record amortization of loan acquisition costs over
     the five year term of related loan.
3)   To record amortization of intangibles resulting from
     the transaction over 20 years.
4) To eliminate the fee associated with the election by Advanced to terminate its licensing agreement. Under the
     terms  of  the  licensing  agreement,  the  licensor   was
     responsible for invoicing and collection from clients and the employment of the temporary workers. The election to terminate the licensing agreement was made in connection with the sale of its client list to the Company.
5) To record income tax expense based on a 40% effective tax rate.
6) These services are now provided by the Company and it is anticipated that the cost to provide these services will be reduced.
7) This expense is a one-time charge relating to an option granted to an officer to purchase shares of common stock. This value was based on an independent appraisal.

ASA
8) To record interest expense on (i) borrowings to finance the acquisition at an assumed rate of 8.94% for the six months ended June 30, 1997 and 8.79% for the year ended December 31, 1996 and (ii) on the two promissory notes issued to seller at a rate of 6%.
9)   To  record amortization of loan acquisition costs over
     the five-year term of related loan.
10)  To record amortization of intangibles resulting from
     the transaction over 20 years.
11)  To  record income tax expense based on a 46% effective
     tax rate.
12) To record purchase price in the amount of $5,126,000 consisting of $4,000,000 of borrowings under the Company's credit agreement, two promissory notes in the aggregate amount of $451,000, 121,066 shares of the Company's restricted common stock valued at $500,000 and $175,000 of acquisition costs and related goodwill.
13) To record costs incurred in connection with obtaining financing for the acquisition.
14) To eliminate assets and liabilities of ASA not acquired.

              Headway Corporate Resources, Inc.

            Notes to Pro Forma Condensed Combined
        Financial Statements (Unaudited) (continued)



QOS
15)  To record interest expense on (i) borrowings to finance the acquisition at an assumed rate of 8.94% for the six months ended June 30, 1997 and 8.79% for the year ended December 31, 1996.
16)  To  record amortization of loan acquisition costs over
     the seven-year term of related loan.
17)  To record amortization of intangibles resulting from
     the transaction over 20 years.
18)  To   eliminate  the  revenues  and  related  expenses
     associated with the banking clients of QOS not acquired.
19) To record income tax expense based on a 46% effective tax rate.
20) To record purchase price in the approximate amount of $1,030,000 consisting of $935,000 of borrowings under the Company's credit agreement, acquisition costs of $95,000 and related goodwill.
21) To record costs incurred in connection with obtaining financing for the acquisition.
22) To eliminate assets and liabilities of QOS not acquired.